EX.99.906 CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Masters' Select Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Masters' Select Funds Trust for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Masters' Select Funds Trust for the stated period.


/s/ Kenneth E. Gregory                       /s/ John Coughlan
------------------------------               --------------------------------
Kenneth E. Gregory                           John Coughlan
President, The Masters'                      Treasurer, The Masters'
Select Funds Trust                           Select Funds Trust

Dated: March 8, 2005

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Masters' Select Funds Trust for purposes of the Securities Exchange Act of 1934.